Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated November 21, 2016

to

Prospectus dated April 29, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 37 of the Prospectus before you decide to invest in shares of our common stock.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—BNP Facility” by adding the following immediately after the second sentence of the first paragraph thereof:

On November 15, 2016, Burholme Funding entered into an amendment to the BNP facility to increase the maximum commitment financing available to Burholme Funding under the BNP facility to $250,000 from $200,000.

Management

Effective as of November 15, 2016, Michael Lawson resigned from his position as our chief financial officer. Mr. Lawson’s resignation was not due to any disagreement with us on any matter relating to our operations, policies or practices. In connection with Mr. Lawson’s resignation, our board of directors appointed Edward T. Gallivan, Jr. to serve as our chief financial officer effective November 16, 2016.

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers—Executive Officers” by deleting Michael Lawson from the table thereof and adding the following information for Edward T. Gallivan, Jr. to such table:

NAME	AGE	POSITIONS HELD
Edward T. Gallivan, Jr.	54	Chief Financial Officer

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers—Executive Officers Who Are Not Directors” by replacing the second paragraph thereof in its entirety with the following:

Edward T. Gallivan has served as our chief financial officer since November 2016 and has served as the chief financial officer of FS Investment Corporation IV and FS Energy and Power Fund since September 2015 and November 2012, respectively. He previously served as our chief financial officer from June 2013 to December 2014. Previously, Mr. Gallivan was a director at BlackRock, Inc. from 2005 to October 2012, where he was head of financial reporting for over 350 mutual funds. From 1988 to 2005, Mr. Gallivan worked at State Street Research & Management Company, where he served as the assistant treasurer of mutual funds. Mr. Gallivan began his career as an auditor at the global accounting firm, PricewaterhouseCoopers LLP, where he practiced as a certified public accountant. Mr. Gallivan received his B.S. in Business Administration (Accounting) degree at Stonehill College in Massachusetts.